UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

August 21, 2024
Date of Report (date of earliest event reported)

Momentus Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39128	84-1905538
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3901 N. First Street San Jose, California	95134
(Address of Principal Executive Offices)	(Zip Code)

(650) 564-7820
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	MNTS	The Nasdaq Stock Market LLC
Warrants	MNTSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 21, 2024, Momentus Inc., a Delaware corporation (the “Company”), received notice from the Listing Qualifications Department of The Nasdaq Capital Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the requirements of Nasdaq Listing Rule 5250(c)(1) as a result of not having timely filed with the Commission its Form 10-Q for the period ended June 30, 2024.

The Notice has no immediate effect on the listing of the Company’s shares on Nasdaq. However, if the Company fails to timely regain compliance with the Nasdaq listing rules, the Company’s common stock will be subject to delisting from Nasdaq.

The Company may submit a plan to regain compliance with these requirements within 60 calendar days by October 21, 2024. Any staff exception to allow the Company to regain compliance, if granted, will be limited to a maximum of 180 calendar days from the Form 10-Q’s due date, or February 17, 2025. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq Hearings Panel.

The Company is working diligently and expects to submit a plan to regain compliance within 60 calendar days by October 21, 2024.

Item 7.01	Regulation FD Disclosure.

On August 22, 2024, the National Aeronautics and Space Agency (NASA) selected the Company to participate as a launch provider in the VADR (Venture-Class Acquisition of Dedicated Rideshare) contract. The VADR program allows NASA to deliver Class D, CubeSats, and higher risk-tolerant payloads to a variety of orbits.  The NASA announcement is available online at https://www.nasa.gov/news-release/nasa-selects-three-new-venture-class-launch-service-providers/. The information on this website is not incorporated by reference into, and does not constitute part of, this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

		By:	/s/ Paul Ney

		Name:	Paul Ney

Dated:	August 26, 2024	Title:	Chief Legal Officer and Corporate Secretary